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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2003

                              MERCHANTS GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)

                    1-9640                          16-1280763
         ---------------------------    ------------------------------------
           (Commission File Number)     (I.R.S. Employer Identification No.)

      250 Main Street, Buffalo, New York                14202
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    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (716) 849-3333

                                (NOT APPLICABLE)
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS


     Item 7.      Financial Statements and Exhibits.
     Item 9.      Regulation FD Disclosure.
FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release



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Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as a part of this report:

              Exhibit No.
                  99            News Release.  Filed herewith.

Item 9.  Regulation FD Disclosure.

         On March 7, 2003, Merchants Group, Inc. announced that it reached an agreement in principle with Merchants Mutual Insurance Company to continue to provide management services for the Company's traditional insurance business and to pool the insurance business traditionally written by each Company. The public announcement by Merchants Group, Inc. of the agreement in principle was made by means of a news release, the text of which is set forth in Exhibit 99 hereto and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MERCHANTS GROUP, INC.



                                     By: /s/       Kenneth J. Wilson
                                     ------------------------------------
                                     Kenneth J. Wilson
                                     Chief Financial Officer
                                     Treasurer




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                                 EXHIBIT INDEX

Exhibit No.
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    99            News Release                                Filed Herewith.










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